UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2023, the Tennessee Valley Authority (“TVA”) executed an amendment to the December Maturity Community Bank Credit Agreement Dated as of December 12, 2016, and Amended as of December 11, 2018 and February 9, 2021, Among TVA, as the Borrower, Truist Bank, as Administrative Agent, Letter of Credit Issuer, and a Lender, United Community Bank, Regions Bank, Pinnacle Bank, First Horizon Bank, SmartBank, HomeTrust Bank, and First National Bank. The amendment, among other things, extends the maturity date to March 29, 2026 and replaces the London Interbank Offered Rate (“LIBOR”) benchmark with a Secured Overnight Financing Rate (“SOFR”) benchmark. This description of the amendment is a summary only and is qualified in its entirety by the full and complete text of the amendment. A copy of the amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On March 29, 2023, TVA also executed an amendment to its Second Amended and Restated September Maturity Credit Agreement Dated as of September 21, 2021, Among TVA, as the Borrower, Royal Bank of Canada, as Administrative Agent, Letter of Credit Issuer, and a Lender, Truist Bank, Barclays Bank PLC, Wells Fargo Bank, N.A., Regions Bank, and BNP Paribas. The amendment replaces the LIBOR benchmark with a SOFR benchmark. This description of the amendment is a summary only and is qualified in its entirety by the full and complete text of the amendment. A copy of the amendment is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Third Amendment Dated as of March 29, 2023, to December Maturity Community Bank Credit Agreement Dated as of December 12, 2016, and Amended as of December 11, 2018 and February 9, 2021, Among Tennessee Valley Authority, as the Borrower, Truist Bank, as Administrative Agency, Letter of Credit Issuer, and a Lender, and the Other Lenders Party Thereto
10.2	First Amendment Dated as of March 29, 2023, to Second Amended and Restated September Maturity Credit Agreement Dated as of September 21, 2021, Among Tennessee Valley Authority, as the Borrower, Royal Bank of Canada, as Administrative Agent, Letter of Credit Issuer, and a Lender, and the Other Lenders Party Thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: April 3, 2023	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial and Strategy Officer

EXHIBIT INDEX
This exhibit is filed pursuant to Items 1.01 and 2.03 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Third Amendment Dated as of March 29, 2023, to December Maturity Community Bank Credit Agreement Dated as of December 12, 2016, and Amended as of December 11, 2018 and February 9, 2021
10.2
First Amendment Dated as of March 29, 2023, to Second Amendment and Restated September Maturity Credit Agreement Dated as of September 21, 2021, Among Tennessee Valley Authority, as the Borrower, Royal Bank of Canada, as Administrative Agent, Letter of Credit Issuer, and a Lender, and the Other Lenders Party Thereto